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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement of Sport-Haley, Inc. on Form S-8 of our report dated October 20, 2000, relating to the financial statements which appear in this Form 10-K.


HEIN + ASSOCIATES LLP


Denver, Colorado
October 9, 2000